EXHIBIT 99
ESTIMATE OF RESERVES AND FUTURE NET CASH FLOW
to the
NYTEX PETROLEUM, INC. INTEREST
In certain properties located in
ARCHER, HUTCHINSON, LEON, LIBERTY
AND MOORE COUNTIES, TEXAS
as of
DECEMBER 31, 2010
BASED ON CONSTANT PRICE AND COST PARAMETERS
PROVIDED BY NYTEX PETROLEUM, INC.
LaRoche Petroleum Consultants, Ltd.

March 3, 2011
Ms. Georgianna Hanes — Controller
NYTEX Petroleum, Inc.
12222 Merit Drive, Suite 1850
Dallas, TX 75251
Dear Ms. Hanes:
     At your request, LaRoche Petroleum Consultants, Ltd. (LPC) has estimated the proved developed producing reserves and future cash flow, as of December 31, 2010, to the NYTEX Petroleum, Inc. (NYTEX) interest in certain properties located in Archer, Hutchinson, Leon, Liberty and Moore counties, Texas. The work in this report was completed as of the date of this letter. This report was prepared to provide NYTEX with Securities and Exchange Commission (SEC) compliant reserve estimates. It is our understanding that the properties evaluated by LPC comprise one hundred percent (100%) of NYTEX’s proved developed producing reserves. We believe that the assumptions, data, methods, and procedures used in preparing this report, as set out below, are appropriate for the purpose of this report. This report has been prepared using constant prices and costs and conforms to our understanding of the SEC guidelines, reserves definitions, and applicable financial accounting rules.
     Summarized below are LPC’s estimates of net reserves and future net cash flow. Future net cash flow is after deducting operating expenses, and future capital expenditures, but before consideration of federal income taxes. The discounted cash flow values included in this report are intended to represent the time value of money and should not be construed to represent an estimate of fair market value. We estimate the net reserves and future net cash flow to the NYTEX interest, as of December 31, 2010, to be:

	Net Reserves		Future Net Cash Flow ($)
	Oil & NGL	Gas		Present Worth
Category	(Barrels)	(Mcf)	Total	at 10%
Proved Developed Producing	33,382	25,901	$617,132	$537,508
     The oil reserves include crude oil, condensate, and natural gas liquids (NGL). Oil and NGL reserves are expressed in barrels, which are equivalent to 42 United States gallons. Gas reserves are expressed in thousands of standard cubic feet (Mcf) at the contract temperature and pressure bases.
     The estimated reserves and future cash flow shown in this report are for proved developed producing reserves. This report does not include any value that could be attributed to interests in undeveloped acreage.
     This report includes: (1) summary economic projections of reserves and cash flow for each reserve category, (2) one-line summaries of basic economic data and reserves for each property evaluated, and (3) economic projections of reserves and cash flow for each evaluated property.
4600 Greenville Avenue, Suite 160     •     Dallas, Texas 75206     •     Phone (214) 363-3337     •     Fax (214) 363-1608

     Estimates of reserves for this report were prepared using standard geological and engineering methods generally accepted by the petroleum industry. The reserves in this report have been estimated using deterministic methods. The method or combination of methods utilized in the evaluation of each reservoir included consideration of the stage of development of the reservoir, quality and completeness of basic data, and production history. Recovery from various reservoirs and leases was estimated after consideration of the type of energy inherent in the reservoirs, the structural positions of the properties, and reservoir and well performance. In some instances, comparisons were made to similar properties for which more complete data were available. We have used all methods and procedures that we considered necessary under the circumstances to prepare this report. We have excluded from our consideration all matters as to which the controlling interpretation may be legal or accounting rather than engineering or geoscience.
     The estimated reserves and future cash flow amounts in this report are related to hydrocarbon prices. Historical prices through December 31, 2010 were used in the preparation of this report as required by SEC guidelines; however, actual future prices may vary significantly from the SEC prices. In addition, future changes in environmental and administrative regulations may significantly affect the ability of NYTEX to produce oil and gas at the projected levels. Therefore, volumes of reserves actually recovered and amounts of cash flow actually received may differ significantly from the estimated quantities presented in this report.
     Benchmark prices used in this report are based on the twelve-month un-weighted arithmetic average of the first day of the month price for the period January through December 2010. Gas prices are referenced to a Henry Hub (HH) price of $4.38 per MMBtu, as published in Platts Gas Daily, and are adjusted for energy content, transportation fees, and regional price differentials. Oil and NGL prices are referenced to a West Texas Intermediate (WTI) crude oil price of $75.96 per barrel, as posted by Plains Marketing, L.P., and are adjusted for gravity, crude quality, transportation fees, and regional price differentials. These reference prices are held constant in accordance with SEC guidelines. The weighted average prices after adjustments over the life of the properties are $75.15 per barrel for oil, $4.37 per mcf for gas, and $52.66 per barrel for NGL.
     Lease and well operating expenses are based on data obtained from NYTEX. Expenses for the properties operated by NYTEX include allocated overhead costs, direct lease and field level costs as well as compression costs and marketing expenses. Leases and wells operated by others include all direct expenses as well as general and administrative costs and overhead costs allowed under the specific joint operating agreements. Lease and well operating costs are held constant in accordance with SEC guidelines.
     Estimates of the cost to plug and abandon the wells net of salvage value have been provided by NYTEX and are included and scheduled at the end of the economic life of individual properties. These costs are held constant.
     LPC has made no investigation of possible gas volume and value imbalances that may have resulted from the overdelivery or underdelivery to the NYTEX interest. Our projections are based on the NYTEX interest receiving its net revenue interest share of estimated future gross oil and gas production.
LaRoche Petroleum Consultants, Ltd.

     Technical information necessary for the preparation of the reserve estimates herein was furnished by NYTEX or was obtained from state regulatory agencies and commercially available data sources. No special tests were obtained to assist in the preparation of this report. For the purpose of this report, the individual well test and production data as reported by the above sources were accepted as represented together with all other factual data presented by NYTEX including the extent and character of the interest evaluated.
     An on-site inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined by LPC. In addition, the costs associated with the continued operation of uneconomic properties are not reflected in the cash flows.
     The evaluation of potential environmental liability from the operation and abandonment of the properties is beyond the scope of this report. In addition, no evaluation was made to determine the degree of operator compliance with current environmental rules, regulations, and reporting requirements. Therefore, no estimate of the potential economic liability, if any, from environmental concerns is included in the projections presented herein.
     The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. These estimates should be accepted with the understanding that future development, production history, changes in regulations, product prices, and operating expenses would probably cause us to make revisions in subsequent evaluations. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions represent informed professional judgments only, not statements of fact.
     The results of our third party study were prepared in accordance with the disclosure requirements set forth in the SEC regulations and intended for public disclosure as an exhibit in filings made with the SEC by NYTEX.
     NYTEX makes periodic filings on Form 10-K with the SEC under the 1934 Exchange Act. Furthermore, NYTEX has certain registration statements filed with the SEC under the 1933 Securities Act into which any subsequently filed Form 10-K is incorporated by reference. We have consented to the incorporation by reference in the registration statements on Form S-3 and Form S-8 of NYTEX of the references to our name, together with references to our third party report for NYTEX which appears in the December 31, 2010 annual report on Form 10-K and/or 10-K/A of NYTEX. Our written consent for such use is included as a separate exhibit to the filings made with the SEC by NYTEX.
     We have provided NYTEX with a digital version of the original signed copy of this report letter. In the event there are any differences between the digital version included in filings made by NYTEX and the original signed report letter, the original signed report letter shall control and supersede the digital version.
     The technical persons responsible for preparing the reserve estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers. The technical person primarily responsible for overseeing the preparation of reserves estimates herein is Joe A. Young. Mr. Young is a Professional Engineer licensed in the State of Texas who has twenty-nine years of engineering experience in the oil and gas industry. Mr. Young earned his Bachelor of Science degree in Petroleum Engineering from Texas A&M
LaRoche Petroleum Consultants, Ltd.

University and has prepared reserves estimates for his employers and his own companies throughout his career. He has prepared and overseen preparation of reports for public filings for LPC for the past fourteen years. LPC is an independent firm of petroleum engineers, geologists, and geophysicists; and are not employed on a contingent basis. Data pertinent to this report are maintained on file in our office.

Very truly yours, LaRoche Petroleum Consultants, Ltd. State of Texas Registration Number F-1360
/s/ Joe A. Young	[SEAL]
Joe A. Young
Licensed Professional Engineer State of Texas No. 62866

JAY:mk
11-039
LaRoche Petroleum Consultants, Ltd.

NYTEX INTEREST
VARIOUS TEXAS PROPERTIES
PROVED DEVELOPED PRODUCING
R E S E R V E S   A N D   E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	18.000	143.901	3.339	3.703	1.225	75.139	4.388	52.467	250.884	16.248	331.413
12-2012	14.536	99.609	3.059	3.306	1.126	75.135	4.378	52.570	229.846	14.472	303.531
12-2013	10.868	77.976	2.792	2.998	1.039	75.135	4.372	52.629	209.769	13.105	277.540
12-2014	9.274	64.835	2.552	2.737	0.959	75.134	4.369	52.668	191.754	11.958	254.235
12-2015	8.354	55.391	2.348	2.508	0.887	75.130	4.367	52.697	176.380	10.953	234.051

12-2016	7.539	47.595	2.160	2.301	0.820	75.126	4.365	52.722	162.254	10.043	215.505
12-2017	6.807	40.931	1.987	2.112	0.758	75.123	4.363	52.746	149.269	9.214	198.448
12-2018	6.151	35.231	1.828	1.939	0.701	75.119	4.362	52.768	137.332	8.458	182.760
12-2019	4.647	16.072	1.653	1.720	0.644	75.113	4.349	52.886	124.176	7.481	165.699
12-2020	2.368	4.635	1.443	1.545	0.593	75.108	4.339	52.968	108.398	6.704	146.506

12-2021	1.777	2.253	1.108	0.959	0.258	75.486	4.298	51.895	83.601	4.121	101.112
12-2022	0.138	0.164	0.087	0.073	0.018	75.530	4.292	51.653	6.535	0.313	7.796
12-2023
12-2024
12-2025

S TOT	90.460	588.594	24.355	25.901	9.027	75.146	4.366	52.657	1830.198	113.070	2418.596

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	90.460	588.594	24.355	25.901	9.027	75.146	4.366	52.657	1830.198	113.070	2418.596

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	10.982	17.631	131.049	0.000	0.000	11.680	160.071	160.071	152.078
12-2012	10.058	16.145	131.011	0.000	0.000	0.016	146.301	306.372	278.889
12-2013	9.197	14.774	129.933	0.000	0.000	1.125	122.511	428.883	375.427
12-2014	8.424	13.545	129.005	0.000	0.000	0.000	103.261	532.144	449.398
12-2015	7.755	12.474	129.005	0.000	0.000	0.000	84.817	616.960	504.633

12-2016	7.141	11.490	129.005	0.000	0.000	0.000	67.869	684.830	544.814
12-2017	6.575	10.585	129.005	0.000	0.000	0.000	52.284	737.114	572.953
12-2018	6.055	9.752	129.005	0.000	0.000	0.000	37.948	775.062	591.520
12-2019	5.490	8.851	126.542	0.000	0.000	1.739	23.078	798.140	601.796
12-2020	4.852	7.866	120.406	0.000	0.000	0.000	13.382	811.522	607.207

12-2021	3.358	5.176	88.423	0.000	0.000	46.720	-42.564	768.958	590.722
12-2022	0.259	0.396	7.126	0.000	0.000	151.840	-151.826	617.132	537.508
12-2023
12-2024
12-2025

S TOT	80.147	128.685	1379.514	0.000	0.000	213.120	617.132	617.132	537.508

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	617.132	537.508

TOTAL	80.147	128.685	1379.514	0.000	0.000	213.120	617.132	617.132	537.508

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	24.0	0.0	LIFE, YRS.	11.08	5.00	580.498
GROSS ULT., MB & MMF	639.544	4278.199	DISCOUNT %	10.00	10.00	537.508
GROSS CUM., MB & MMF	549.084	3689.604	UNDISCOUNTED PAYOUT, YRS.	0.07	15.00	495.245
GROSS RES., MB & MMF	90.460	588.594	DISCOUNTED PAYOUT, YRS.	0.07	20.00	456.418
NET RES., MB & MMF	24.355	25.901	UNDISCOUNTED NET/INVEST.	3.90	25.00	421.803
NET REVENUE, M$	1830.198	113.070	DISCOUNTED NET/INVEST.	7.36	30.00	391.343
INITIAL PRICE, $	75.431	4.730	RATE-OF-RETURN, PCT.	100.00	40.00	341.294
INITIAL N.I., PCT.	10.847	2.718	INITIAL W.I., PCT.	15.880	60.00	272.406
					80.00	228.453
					100.00	198.276
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

PROVED DEVELOPED PRODUCING
NYTEX PETROLEUM, INC.
AS OF DECEMBER 31, 2010

			Gross Reserves		Net Reserves			Net Revenue
													Net Adval,	Net Prod	Net	Net Undis	Net Disc
LEASE	STATE	COUNTY	Oil, Bbls	Gas, MCF	Oil, Bbls	Gas, MCF	NGL, Bbls	Oil, $	Gas, $	NGL, $	Total, $	Net Opex, $	$	Tax, $	Capex, $	Cash Flow, $	Cash Flow, $
BLOXSOM 2	TX	LIBERTY	1,205	11,366	1	5	0	42	29	0	71	53	2	4	16	-5	-4
BURNETT R - 47	TX	HUTCHINSON	0	0	0	0	0	0	0	0	0	0	0	0	11,680	-11,680	-11,680
BURNETT U LEASE	TX	HUTCHINSON	6,823	34,117	3,736	7,845	4,875	273,497	34,705	262,927	571,129	351,818	18,766	34,958	46,720	118,866	107,376
LIBERTY FARMS UNIT 2	TX	LIBERTY	12,215	507,339	63	2,175	149	4,909	10,195	5,674	20,778	7,914	678	1,417	176	10,593	8,747
MCLAUGHLIN LEASE	TX	MOORE	30,170	35,773	18,857	15,875	4,002	1,424,266	68,141	206,728	1,699,136	947,793	56,445	86,416	151,840	456,641	398,563
SAND HILL FARM C-2	TX	LEON	4,727	0	27	0	0	2,009	0	0	2,009	1,443	67	93	188	218	223
SAND HILL FARM C-3	TX	LEON	33,404	0	1,587	0	0	119,130	0	0	119,130	67,010	3,977	5,504	1,563	41,077	32,865
STEEN 1S	TX	ARCHER	1,915	0	85	0	0	6,346	0	0	6,346	3,482	212	293	938	1,421	1,418

TOTAL PROVED DEVELOPED PRODUCING			90,460	588,594	24,355	25,901	9,027	1,830,198	113,070	475,328	2,418,597	1,379,513	80,147	128,685	213,120	617,132	537,508
A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.

BLOXSOM 2
FORT APACHE ENERGY INCORPORATED
LIBERTY, TX
PROVED DEVELOPED PRODUCING
R E S E R V E S   A N D   E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	1.057	9.972	0.000	0.005	0.000	74.140	5.387	0.000	0.037	0.025	0.062
12-2012	0.148	1.394	0.000	0.001	0.000	74.140	5.387	0.000	0.005	0.004	0.009
12-2013
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	1.205	11.366	0.001	0.005	0.000	74.140	5.387	0.000	0.042	0.029	0.071

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	1.205	11.366	0.001	0.005	0.000	74.140	5.387	0.000	0.042	0.029	0.071

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	0.002	0.004	0.046	0.000	0.000	0.000	0.011	0.011	0.010
12-2012	0.000	0.001	0.008	0.000	0.000	0.016	-0.015	-0.005	-0.004
12-2013
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	0.002	0.004	0.053	0.000	0.000	0.016	-0.005	-0.005	-0.004

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	-0.005	-0.004

TOTAL	0.002	0.004	0.053	0.000	0.000	0.016	-0.005	-0.005	-0.004

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	1.0	0.0	LIFE, YRS.	1.17	5.00	-0.004
GROSS ULT., MB & MMF	11.768	133.403	DISCOUNT %	10.00	10.00	-0.004
GROSS CUM., MB & MMF	10.563	122.037	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	-0.003
GROSS RES., MB & MMF	1.205	11.366	DISCOUNTED PAYOUT, YRS.	0.00	20.00	-0.003
NET RES., MB & MMF	0.001	0.005	UNDISCOUNTED NET/INVEST.	0.69	25.00	-0.003
NET REVENUE, MS	0.042	0.029	DISCOUNTED NET/INVEST.	0.73	30.00	-0.002
INITIAL PRICE, $	74.140	5.387	RATE-OF-RETURN, PCT.	0.00	40.00	-0.002
INITIAL N.I., PCT.	0.047	0.047	INITIAL W.I., PCT.	0.063	60.00	-0.001
					80.00	0.000
					100.00	0.000
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

BURNETT R — 47
NYTEX PETROLEUM INCORPORATED
HUTCHINSON , TX
PROVED DEVELOPED PRODUCING
R E S E R V E S   A N D    E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012
12-2013
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	0.000	0.000	0.000	0.000	0.000	11.680	-11.680	-11.680	-11.680
12-2012
12-2013
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	0.000	0.000	0.000	0.000	0.000	11.680	-11.680	-11.680	-11.680

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	-11.680	-11.680

TOTAL	0.000	0.000	0.000	0.000	0.000	11.680	-11.680	-11.680	-11.680

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	1.0	0.0	LIFE, YRS.	0.08	5.00	-11.680
GROSS ULT., MB & MMF	0.000	608.635	DISCOUNT %	10.00	10.00	-11.680
GROSS CUM., MB & MMF	0.000	608.635	UNDISCOUNTED PAYOUT, YRS.	0.08	15.00	-11.680
GROSS RES., MB & MMF	0.000	0.000	DISCOUNTED PAYOUT, YRS.	0.08	20.00	-11.680
NET RES., MB & MMF	0.000	0.000	UNDISCOUNTED NET/INVEST.	0.00	25.00	-11.680
NET REVENUE, M$	0.000	0.000	DISCOUNTED NET/INVEST.	0.00	30.00	-11.680
INITIAL PRICE, $	0.000	0.000	RATE-OF-RETURN, PCT.	0.00	40.00	-11.680
INITIAL N.I., PCT.	0.000	0.000	INITIAL W.I., PCT.	0.000	60.00	-11.680
					80.00	-11.680
					100.00	-11.680
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

BURNETT U LEASE
NYTEX PETROLEUM INCORPORATED
HUTCHINSON, TX
PROVED DEVELOPED PRODUCING
R E S E R V E S   A N D   E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	0.920	4.602	0.504	1.058	0.658	73.210	4.424	53.932	36.892	4.681	77.040
12-2012	0.856	4.280	0.469	0.984	0.612	73.210	4.424	53.932	34.310	4.354	71.648
12-2013	0.796	3.980	0.436	0.915	0.569	73.210	4.424	53.932	31.908	4.049	66.632
12-2014	0.740	3.702	0.405	0.851	0.529	73.210	4.424	53.932	29.675	3.766	61.968
12-2015	0.689	3.443	0.377	0.792	0.492	73.210	4.424	53.932	27.597	3.502	57.630

12-2016	0.640	3.202	0.351	0.736	0.457	73.210	4.424	53.932	25.666	3.257	53.596
12-2017	0.595	2.977	0.326	0.685	0.425	73.210	4.424	53.932	23.869	3.029	49.844
12-2018	0.554	2.769	0.303	0.637	0.396	73.210	4.424	53.932	22.198	2.817	46.355
12-2019	0.515	2.575	0.282	0.592	0.368	73.210	4.424	53.932	20.644	2.620	43.110
12-2020	0.479	2.395	0.262	0.551	0.342	73.210	4.424	53.932	19.199	2.436	40.093

12-2021	0.038	0.192	0.021	0.044	0.027	73.210	4.424	53.932	1.538	0.195	3.212
12-2022
12-2023
12-2024
12-2025

S TOT	6.823	34.117	3.736	7.845	4.875	73.210	4.424	53.932	273.496	34.705	571.129

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	6.823	34.117	3.736	7.845	4.875	73.210	4.424	53.932	273.496	34.705	571.129

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	2.531	4.716	34.891	0.000	0.000	0.000	34.902	34.902	33.278
12-2012	2.354	4.385	34.891	0.000	0.000	0.000	30.017	64.919	59.296
12-2013	2.189	4.078	34.891	0.000	0.000	0.000	25.473	90.393	79.369
12-2014	2.036	3.793	34.891	0.000	0.000	0.000	21.248	111.640	94.590
12-2015	1.894	3.527	34.891	0.000	0.000	0.000	17.318	128.958	105.868

12-2016	1.761	3.281	34.891	0.000	0.000	0.000	13.663	142.622	113.957
12-2017	1.638	3.051	34.891	0.000	0.000	0.000	10.265	152.886	119.481
12-2018	1.523	2.837	34.891	0.000	0.000	0.000	7.104	159.990	122.957
12-2019	1.417	2.639	34.891	0.000	0.000	0.000	4.164	164.154	124.809
12-2020	1.317	2.454	34.891	0.000	0.000	0.000	1.430	165.584	125.387

12-2021	0.106	0.197	2.908	0.000	0.000	46.720	-46.718	118.866	107.376
12-2022
12-2023
12-2024
12-2025

S TOT	18.766	34.958	351.818	0.000	0.000	46.720	118.866	118.866	107.376

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	118.866	107.376

TOTAL	18.766	34.958	351.818	0.000	0.000	46.720	118.866	118.866	107.376

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	5.0	0.0	LIFE, YRS.	10.08	5.00	114.143
GROSS ULT., MB & MMF	46.337	401.034	DISCOUNT %	10.00	10.00	107.376
GROSS CUM., MB & MMF	39.514	366.918	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	100.173
GROSS RES., MB & MMF	6.823	34.117	DISCOUNTED PAYOUT, YRS.	0.00	20.00	93.246
NET RES. MB & MMF	3.736	7.845	UNDISCOUNTED NET/INVEST.	3.54	25.00	86.877
NET REVENUE. M $	273.496	34,705	DISCOUNTED NET/INVEST.	6.96	30.00	81.146
INITIAL PRICE, $	73.210	4.424	RATE-OF-RETURN, PCT.	100.00	40.00	71.508
INITIAL N.I., PCT.	54.750	54.750	INITIAL W.I., PCT.	73.000	60.00	57.872
					80.00	49.003
					100.00	42.8631
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

LIBERTY FARMS UNIT 2
CRIMSON EXPLORATION OPERATING IN
LIBERTY, TX
PROVED DEVELOPED PRODUCING
R E S E R V E S    A N D    E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	3.039	124.582	0.016	0.534	0.037	77.790	4.687	37.980	1.221	2.503	5.118
12-2012	2.163	89.570	0.011	0.384	0.026	77.790	4.687	37.980	0.869	1.800	3.671
12-2013	1.680	69.979	0.009	0.300	0.021	77.790	4.687	37.980	0.675	1.406	2.864
12-2014	1.374	57.439	0.007	0.246	0.017	77.790	4.687	37.980	0.552	1.154	2.349
12-2015	1.160	48.549	0.006	0.208	0.014	77.790	4.687	37.980	0.466	0.976	1.985

12-2016	0.986	41.266	0.005	0.177	0.012	77.790	4.687	37.980	0.396	0.829	1.687
12-2017	0.838	35.076	0.004	0.150	0.010	77.790	4.687	37.980	0.337	0.705	1.434
12-2018	0.712	29.815	0.004	0.128	0.009	77.790	4.687	37.980	0.286	0.599	1.219
12-2019	0.264	11.062	0.001	0.047	0.003	77.790	4.687	37.980	0.106	0.222	0.452
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	12.215	507.339	0.063	2.175	0.149	77.790	4.687	37.980	4.909	10.195	20.778

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	12.215	507.339	0.063	2.175	0.149	77.790	4.687	37.980	4.909	10.195	20.778

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	0.167	0.349	0.940	0.000	0.000	0.000	3.662	3.662	3.492
12-2012	0.120	0.250	0.940	0.000	0.000	0.000	2.360	6.023	5.538
12-2013	0.093	0.195	0.940	0.000	0.000	0.000	1.635	7.658	6.826
12-2014	0.077	0.160	0.940	0.000	0.000	0.000	1.172	8.829	7.665
12-2015	0.065	0.135	0.940	0.000	0.000	0.000	0.844	9.673	8.215

12-2016	0.055	0.115	0.940	0.000	0.000	0.000	0.576	10.250	8.556
12-2017	0.047	0.098	0.940	0.000	0.000	0.000	0.349	10.599	8.744
12-2018	0.040	0.083	0.940	0.000	0.000	0.000	0.156	10.754	8.820
12-2019	0.015	0.031	0.392	0.000	0.000	0.176	-0.162	10.593	8.747
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	0.678	1.417	7.914	0.000	0.000	0.176	10.593	10.593	8.747

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	10.593	8.747

TOTAL	0.678	1.417	7.914	0.000	0.000	0.176	10.593	10.593	8.747

	OIL	GAS			P.W. %	P.W., MS
GROSS WELLS	1.0	0.0	LIFE, YRS.	8.42	5.00	9.576
GROSS ULT., MB & MMF	95.286	2449.214	DISCOUNT %	10.00	10.00	8.747
GROSS CUM., MB & MMF	83.071	1941.875	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	8.062
CROSS RES., MB & MMF	12.215	507.339	DISCOUNTED PAYOUT, YRS.	0.00	20.00	7.488
NET RES., MB & MMF	0.063	2.175	UNDISCOUNTED NET/INVEST.	61.02	25.00	7.001
NET REVENUE, M$	4.909	10.195	DISCOUNTED NET/INVEST.	110.68	30.00	6.583
INITIAL PRICE, $	77.790	4.687	RATE-OF-RETURN, PCT.	100.00	40.00	5.904
INITIAL N.I., PCT.	0.517	0.517	INITIAL W.I., PCT.	0.706	60.00	4.956
					80.00	4.324
					100.00	3.871
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

MCLAUGHLIN LEASE
NYTEX PETROLEUM INCORPORATED
MOORE, TX
PROVED DEVELOPED PRODUCING
R E S E R V E S  A N D  E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	4.002	4. 745	2. 501	2.106	0.531	75.530	4.292	51.653	188.917	9. 038	225.376
12-2012	3.682	4.365	2.301	1.937	0.488	75.530	4.292	51.653	173.803	8.315	207.346
12-2013	3.387	4.016	2.117	1.782	0.449	75.530	4.292	51.653	159.899	7.650	190.758
12-2014	3.116	3.695	1.948	1.640	0.413	75.530	4.292	51.653	147.107	7.038	175.497
12-2015	2.867	3.399	1.792	1.508	0.380	75.530	4.292	51.6S3	135.339	6.475	161.458

12-2016	2.637	3.127	1.649	1.388	0.350	75.530	4.292	51.653	124.512	5.957	148.541
12-2017	2.426	2.877	1.517	1.277	0.322	75.530	4.292	51.653	114.551	5.480	136.658
12-2018	2.232	2.647	1.395	1.175	0.296	75.530	4.292	51.653	105.387	5.042	125.725
12-2019	2.054	2.435	1.284	1.081	0.272	75.530	4.292	51.653	96.956	4.639	115.667
12-2020	1.889	2.240	1.181	0.994	0.251	75.530	4.292	51.653	89.199	4.268	106.414

12-2021	1.738	2.061	1.086	0.915	0.231	75.530	4.292	51.653	82.063	3.926	97.901
12-2022	0.138	0.164	0.087	0.073	0.018	75.530	4.292	51.653	6.535	0.313	7.796
12-2023
12-2024
12-2025

S TOT	30.170	35.773	18.857	15.875	4.002	75.530	4.292	51.653	1424.266	68.141	1699.135

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	30.170	35.773	18.857	15.875	4.002	75.530	4.292	51.653	1424.266	68.141	1699.135

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	7.487	11.462	85.515	0.000	0.000	0.000	120.911	120.911	115.284
12-2012	6.888	10.545	85.515	0.000	0.000	0.000	104.397	225.308	205.774
12-2013	6.337	9.702	85.515	0.000	0.000	0.000	89.204	314.512	276.066
12-2014	5.830	8.926	85.515	0.000	0.000	0.000	75.227	389.739	329.954
12-2015	5.364	8.212	85.515	0.000	0.000	0.000	62.367	452.106	370.570

12-2016	4.935	7.555	85.515	0.000	0.000	0.000	50.537	502.643	400.489
12-2017	4.540	6.950	85.515	0.000	0.000	0.000	39.653	542.296	421.830
12-2018	4.177	6.394	85.515	0.000	0.000	0.000	29.639	571.935	436.332
12-2019	3.842	5.883	85.515	0.000	0.000	0.000	20.427	592.362	445.417
12-2020	3.535	5.412	85.515	0.000	0.000	0.000	11.951	604.313	450.250

12-2021	3.252	4.979	85.515	0.000	0.000	0.000	4.154	608.467	451.777
12-2022	0.259	0.396	7.126	0.000	0.000	151.840	-151.826	456.641	398.563
12-2023
12-2024
12-2025

S TOT	56.445	86.416	947.793	0.000	0.000	151.840	456.641	456.641	398.563

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	456.641	398.563

TOTAL	56.445	86.416	947.793	0.000	0.000	151.840	456.641	456.641	398.563

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	13.0	0.0	LIFE, YRS.	11.08	5.00	430.284
GROSS ULT., MB & MMF	410.287	685.828	DISCOUNT %	10.00	10.00	398.563
GROSS CUM., MB & MMF	380.117	650.056	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	367.202
GROSS RES., MB & MMF	30.170	35.773	DISCOUNTED PAYOUT, YRS.	0.00	20.00	338.384
NET RES., MB & MMF	18.857	15.875	UNDISCOUNTED NET/INVEST.	4.01	25 00	312.734
NET REVENUE. M$	1424.266	68.141	DISCOUNTED NET/INVEST.	8.49	30.00	290.219
INITIAL PRICE, $	75.530	4.292	RATE-OF-RETURN, PCT.	100.00	40.00	253.366
INITIAL N.I., PCT.	62.503	62.503	INITIAL W.I., PCT.	73.000	60.00	202.994
					80.00	171.094
					100.00	149.302
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

SAND HILL FARM C-2
TAG OPERATING COMPANY INCORPORAT
LEON, TX
PROVED DEVELOPED PRODUCING
R E S E R V E S   A N D   E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	2.543	0.000	0.014	0.000	0.000	74.550	0.000	0.000	1.081	0.000	1.081
12-2012	2.034	0.000	0.012	0.000	0.000	74.550	0.000	0.000	0.864	0.000	0.864
12-2013	0.150	0.000	0.001	0.000	0.000	74.550	0.000	0.000	0.064	0.000	0.064
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	4.727	0.000	0.027	0.000	0.000	74.550	0.000	0.000	2.009	0.000	2.009

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	4.727	0.000	0.027	0.000	0.000	74.550	0.000	0.000	2.009	0.000	2.009

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	0.036	0.050	0.693	0.000	0.000	0.000	0.302	0.302	0.288
12-2012	0.029	0.040	0.693	0.000	0.000	0.000	0.103	0.405	0.377
12-2013	0.002	0.003	0.058	0.000	0.000	0. 188	-0.187	0.218	0.223
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	0.067	0.093	1.443	0.000	0.000	0.188	0.218	0.218	0.223

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.218	0.223

TOTAL	0.067	0.093	1.443	0.000	0.000	0.188	0.218	0.218	0.223

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	1.0	0.0	LIFE, YRS.	2.08	5.00	0.221
GROSS ULT., MB & MMF	23.171	0.084	DISCOUNT %	10.00	10.00	0.223
GROSS CUM., MB & MMF	18.443	0.084	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	0.224
GROSS RES., MB & MMF	4.727	0.000	DISCOUNTED PAYOUT, YRS.	0.00	20.00	0.224
NET RES., MB & MMF	0.027	0.000	UNDISCOUNTED NET/INVEST.	2.16	25.00	0.224
NET REVENUE, MS	2.009	0.000	DISCOUNTED NET/INVEST.	2.44	30.00	0.224
INITIAL PRICE, $	74.550	0.000	RATE-OF-RETURN, PCT.	100.00	40.00	0.222
INITIAL N.I., PCT.	0.570	0.000	INITIAL W.I., PCT.	0.750	60.00	0.217
					80.00	0.210
					100.00	0.203
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

SAND HILL FARM C-3
TAG OPERATING COMPANY INCORPORAT
LEON, TX
PROVED DEVELOPED PRODUCING
R E S E R V E S   A N D   E C O N O M I C S
AS OF DATE: 01/2011

	CROSS OIL	CROSS CAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	5.547	0.000	0.263	0.000	0.000	75.080	0.000	0.000	19.781	0.000	19.781
12-2012	4.992	0.000	0.237	0.000	0.000	75.080	0.000	0.000	17.803	0.000	17.803
12-2013	4.493	0.000	0.213	0.000	0.000	75.080	0.000	0.000	16.023	0.000	16.023
12-2014	4.044	0.000	0.192	0.000	0.000	75.080	0.000	0.000	14.420	0.000	14.420
12-2015	3.639	0.000	0.173	0.000	0.000	75.080	0.000	0.000	12.978	0.000	12.978

12-2016	3.275	0.000	0.156	0.000	0.000	75.080	0.000	0.000	11.681	0.000	11.681
12-2017	2.948	0.000	0.140	0.000	0.000	75.080	0.000	0.000	10.513	0.000	10.513
12-2018	2.653	0.000	0.126	0.000	0.000	75.080	0.000	0.000	9.461	0.000	9.461
12-2019	1.814	0.000	0.086	0.000	0.000	75.080	0.000	0.000	6.470	0.000	6.470
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	33.404	0.000	1.587	0.000	0.000	75.080	0.000	0.000	119.130	0.000	119.130

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	33.404	0.000	1.587	0.000	0.000	75.080	0.000	0.000	119.130	0.000	119.130

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	0.660	0.914	7.658	0.000	0.000	0.000	10.549	10.549	10.058
12-2012	0.594	0.823	7.658	0.000	0.000	0.000	8.728	19.277	17.623
12-2013	0.535	0.740	7.658	0.000	0.000	0.000	7.089	26.366	23.209
12-2014	0.481	0.666	7.658	0.000	0.000	0.000	5.615	31.981	27.231
12-2015	0.433	0.600	7.658	0.000	0.000	0.000	4.287	36.268	30.023

12-2016	0.390	0.540	7.658	0.000	0.000	0.000	3.093	39.361	31.854
12-2017	0.351	0.486	7.658	0.000	0.000	0.000	2.018	41.378	32.940
12-2018	0.316	0.437	7.658	0.000	0.000	0.000	1.050	42.428	33.454
12-2019	0.216	0.299	5.744	0.000	0.000	1.562	-1.351	41.077	32.865
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	3.977	5.504	67.010	0.000	0.000	1.562	41.077	41.077	32.865

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	41.077	32.865

TOTAL	3.977	5.504	67.010	0.000	0.000	1.562	41.077	41.077	32.865

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	1.0	0.0	LIFE, YRS.	8.75	5.00	36.536
GROSS ULT., MB & MMF	45.265	0.000	DISCOUNT %	10.00	10.00	32.865
GROSS CUM., MB & MMF	11.860	0.000	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	29.857
CROSS RES., MB & MMF	33.404	0.000	DISCOUNTED PAYOUT, YRS.	0.00	20.00	27.360
NET RES., MB & MMF	1.587	0.000	UNDISCOUNTED NET/INVEST.	27.29	25.00	25.263
NET REVENUE, M$	119.130	0.000	DISCOUNTED NET/INVEST.	49.05	30.00	23.484
INITIAL PRICE, $	75.080	0.000	RATE-OF-RETURN, PCT.	100.00	40.00	20.638
INITIAL N.I., PCT.	4.750	0.000	INITIAL W.I., PCT.	6.250	60.00	16.779
					80.00	14.300
					100.00	12.577
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.

STEEN 15
SLATE HOLDINGS INCORPORATED
ARCHER, TX
PROVED DEVELOPED PRODUCING
R E S E R V E S   A N D    E C O N O M I C S
AS OF DATE: 01/2011

	GROSS OIL	GROSS GAS	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	NET NGL	NET OIL	NET GAS	TOTAL NET
END	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRODUCTION	PRICE	PRICE	PRICE	SALES	SALES	SALES
MO-YEAR	MBBLS	MMCF	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL	M$	M$	M$
12-2011	0.892	0.000	0.040	0.000	0.000	74.550	0.000	0.000	2.955	0.000	2.955
12-2012	0.661	0.000	0.029	0.000	0.000	74.550	0.000	0.000	2.191	0.000	2.191
12-2013	0.362	0.000	0.016	0.000	0.000	74.550	0.000	0.000	1.200	0.000	1.200
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	1.915	0.000	0.085	0.000	0.000	74.550	0.000	0.000	6.346	0.000	6.346

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

TOTAL	1.915	0.000	0.085	0.000	0.000	74.550	0.000	0.000	6.346	0.000	6.346

	AD VALOREM	PRODUCTION	DIRECT OPER	INTEREST	CAPITAL	EQUITY	FUTURE NET	CUMULATIVE	10% CUM DISC
END	TAX	TAX	EXPENSE	PAID	REPAYMENT	INVESTMENT	CASH FLOW	CASH FLOW	CASH FLOW
MO-YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$
12-2011	0.099	0.137	1.306	0.000	0.000	0.000	1.414	1.414	1.348
12-2012	0.073	0.101	1.306	0.000	0.000	0.000	0.711	2.125	1.964
12-2013	0.040	0.055	0.871	0.000	0.000	0.938	-0.704	1.421	1.418
12-2014
12-2015

12-2016
12-2017
12-2018
12-2019
12-2020

12-2021
12-2022
12-2023
12-2024
12-2025

S TOT	0.212	0.293	3.482	0.000	0.000	0.938	1.421	1.421	1.418

AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	1.421	1.418

TOTAL	0.212	0.293	3.482	0.000	0.000	0.938	1.421	1.421	1.418

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	1.0	0.0	LIFE, YRS.	2.67	5.00	1.422
GROSS ULT., MB & MMF	7.431	0.000	DISCOUNT %	10.00	10.00	1.418
GROSS CUM., MB & MMF	5.515	0.000	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	1.410
GROSS RES., MB & MMF	1.915	0.000	DISCOUNTED PAYOUT, YRS.	0.00	20.00	1.399
NET RES., MB & MMF	0.085	0.000	UNDISCOUNTED NET/INVEST.	2.52	25.00	1.385
NET REVENUE, M$	6.346	0.000	DISCOUNTED NET/INVEST.	2.94	30.00	1.370
INITIAL PRICE, $	74.550	0.000	RATE-OF-RETURN, PCT.	100.00	40.00	1.337
INITIAL N.I., PCT.	4.444	0.000	INITIAL W.I., PCT.	3.750	60.00	1.269
					80.00	1.202
					100.00	1.141
THESE DATA ARE PART OF A LAROCHE PETROLEUM CONSULTANTS, LTD. REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.
LaRoche Petroleum Consultants, Ltd.